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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 2, 1999
                                                ----------------------

                             PEREGRINE SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)


      Delaware                 000-22209                  95-3773312
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 (State of incorporation) (Commission File Number)       (IRS Employer
                                                       Identification No.)

              12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA  92130
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             (Address of principal executive offices of Registrant)


                                 (619) 481-5000
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              (Registrant's telephone number, including area code)

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Item 2.        Acquisition or Disposition of Assets

      On March 30, 1999, the Board of Directors of Peregrine Systems, Inc., a Delaware corporation ("Peregrine" or the "Company"), approved the acquisition of all of the issued share capital of F.Print UK Ltd., a company registered in England and Wales ("F.Print"). Pursuant to a Share Acquisition Agreement dated as of April 2, 1999 (the "Acquisition Agreement") between Peregrine and the sole holder of F.Print's issued share capital (the "Shareholder"), Peregrine purchased all of the issued share capital of F.Print (the "Acquisition"). The Acquisition was completed on April 2, 1999.

      The aggregate purchase price for all issued shares of F.Print consisted of 754,231 shares of Peregrine's Common Stock (the "Peregrine Shares"). Of the total number of Peregrine Shares issued pursuant to the Acquisition Agreement, 212,556 shares (the "Escrow Shares") were deposited into escrow pursuant to an escrow agreement (the "Escrow Agreement") dated April 2, 1999 among the Company, the Shareholder and ChaseMellon Shareholder Services LLC (the "Escrow Agent") as collateral for the indemnification obligations of the Shareholders under the Acquisition Agreement.

      All shares of Common Stock of the Company issued in the Acquisition were sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") contained in Rule 506 of Regulation D. As a result, all shares of Common Stock so issued are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. In the absence of registration, the Company has advised the Shareholder that the Company will not remove such restrictive legends from the Company's Common Stock prior to one year from the effective date of the Acquisition Agreement, unless the Company and its counsel determines that such legend removal is appropriate or the Company receives an opinion of counsel in form and substance satisfactory to the Company that such legend may be removed.

      The acquisition will be accounted for as a "purchase" by the Company.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits

            (a)  Financial Statements of Business Acquired.

                    Not required

            (b)  Pro Forma Financial Information.

                    Not required

            (c)  Exhibits.
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
             Exhibits                              Description
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
               99.1      Press release of Peregrine Systems, Inc., dated April 5, 1999
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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEREGRINE SYSTEMS, INC.

      Dated: April 14, 1999

                                  By: /s/ Richard T. Nelson
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                                     Richard T. Nelson, Vice President, General
                                     Counsel and Secretary